Exhibit 10(q)
Date: March 20, 2003	Contract No.: 109022

FTS - 1 SERVICE AGREEMENT

This AGREEMENT is entered into by ANR PIPELINE COMPANY (Transporter) and NORTH SHORE GAS COMPANY (Shipper).

WHEREAS, Shipper has requested Transporter to transport Gas on its behalf and Transporter represents that it is willing to transport Gas under the terms and conditions of this Agreement.

NOW, THEREFORE, Transporter and Shipper agree that the terms below, together with the terms and conditions of Transporter's applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff constitute the transportation service to be provided and the rights and obligations of Shipper and Transporter.

1. AUTHORITY FOR TRANSPORTATION SERVICE:
(284B = Section 311; 284G = Blanket)

284G

2. RATE SCHEDULE: Firm Transportation Service (FTS - 1)

3. CONTRACT QUANTITIES:

Primary Route- See Exhibit attached hereto

Such contract quantities shall be reduced for scheduling purposes, but not for billing purposes, by the Contract Quantities that Shipper has released through Transporter's capacity release program for the period of any release.

Shipper desires to maintain the MDQ delivered to the city gate from storage in the event of a change in Transporter's Use %. Therefore, subject to available capacity, if Transporter's Use %, as stated in Transporter's FERC Gas Tariff changes, Transporter shall make corresponding changes to: (a) the MSQ, Base MDWQ and Base MDIQ of Shipper's FSS Agreement; and (b) the MDQ associated with the injection route(s) of the transport agreement corresponding to such FSS Agreement. Shipper authorizes Transporter make such quantity changes without formal amendment by providing to Shipper a revised Exhibit for each contract affected.

Date: March 20, 2003	Contract No.: 109022

  TERM OF AGREEMENT:

  April 01, 2003 to

  March 31, 2006

  RATES:

  Maximum rates, charges, and fees shall be applicable for the entitlements and quantities delivered pursuant to this Agreement unless Transporter has advised Shipper in writing or by GEMStm that it has agreed otherwise.

  It is further agreed that Transporter may seek authorization from the Commission and/or other appropriate body at any time and from time to time to change any rates, charges or other provisions in the applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff, and Transporter shall have the right to place such changes in effect in accordance with the Natural Gas Act. This Agreement shall be deemed to include such changes and any changes which become effective by operation of law and Commission order. Nothing contained herein shall be construed to deny Shipper any rights it may have under the Natural Gas Act, including the right to participate fully in rate or other proceedings by intervention or otherwise to contest changes in rates in whole or in part.

  INCORPORATION BY REFERENCE:

  The provisions of Transporter's applicable Rate Schedule and the General Terms and Conditions of Transporter's FERC Gas Tariff are specifically incorporated herein by reference and made a part hereof.

  NOTICES:

  All notices can be given by telephone or other electronic means, however, such notices shall be confirmed in writing at the addresses below or through GEMStm. Shipper and Transporter may change the addresses below by written notice to the other without the necessity of amending this Agreement:

Date: March 20, 2003	Contract No.: 109022

  TRANSPORTER:

  ANR PIPELINE COMPANY
  9 GREENWAY PLAZA
  HOUSTON, TX 77046-0995
Attention:	TRANSPORTATION SERVICES

  SHIPPER:

  NORTH SHORE GAS COMPANY
  % PEOPLES GAS LIGHT AND COKE
  150 N MICHIGAN AVE
  3900
  CHICAGO, IL 60601
Attention:	DAVE WEAR

Telephone:	312-762-1647
Fax:	312-762-1671

  INVOICES AND STATEMENTS:

  NORTH SHORE GAS COMPANY
  C/O PEOPLES GAS LIGHT & COKE
  130 E RANDOLPH 23RD FLR
  CHICAGO, IL 60601-6207
Attention:	TOM SMITH

Telephone:	312-240-7692
Fax:	312-240-3865

Date: March 20, 2003	Contract No.: 109022

  NOMINATIONS:

  NORTH SHORE GAS COMPANY
  % PEOPLES GAS LIGHT AND COKE
  150 N MICHIGAN AVE
  3900
  CHICAGO, IL 60601
Attention:	BOB HAYES

Telephone:	312-762-1652
Fax:	312-762-1671

  ALL OTHER MATTERS:

  NORTH SHORE GAS COMPANY
  % PEOPLES GAS LIGHT AND COKE
  150 N MICHIGAN AVE
  3900
  CHICAGO, IL 60601
Attention:	DAVE WEAR

Telephone:	312-762-1647
Fax:	312-762-1671

  FURTHER AGREEMENT:

A. The rate for the Primary Route MDQ as listed in the attached Primary Route Exhibit and secondary receipts/deliveries as listed below shall be a Monthly Reservation Rate of $2.8140 per dth and the applicable Commodity Rate (equivalent on a daily basis to a 100% Load Factor Rate of $0.1000 per dth). This rate shall be inclusive of Dakota Surcharge, Transition Costs, and any other fees or surcharges under Transporter's FERC Gas Tariff, not to exceed the total of Transporter's Maximum Reservation, Commodity and applicable surcharge rates. In addition, Shipper shall be charged ACA and Transporter's Use (Fuel) in accordance with Transporter's FERC Gas Tariff. Shipper shall not be charged for GRI surcharges, unless and to the extent that Transporter is required to collect and/or remit such charges to GRI.

Secondary Receipt(s): None
Secondary Delivery(ies): None

Date: March 20, 2003	Contract No.: 109022

B. The mutually agreed upon rate for the use of any point not listed in Paragraph A above shall be ANR's Maximum Applicable Reservation and Maximum Applicable Commodity Rates under FTS-l service. In addition, Shipper shall be charged ACA, Transporter's Use, Dakota Surcharge, Transition Costs and any other fees or surcharges under Transporter's FERC Gas Tariff.

C. In addition, if one rate component which was at or below the applicable Maximum Rate at the time this discount agreement was executed subsequently exceeds the applicable Maximum Rate due to a change in Transporter's Maximum Rates so that such rate component must be adjusted downward to equal the new applicable Maximum Rate, then other rate components may be adjusted upward to achieve the agreed overall rate, as long as none of the resulting rate components exceeds the Maximum Rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission Order accepts revised tariff sheet rates. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates that had been charged under a discount agreement exceeded rates, which ultimately are found to be just and reasonable.

D. Shipper shall be entitled to the Right of First Refusal provided for in Section 22 of the General Terms and Conditions of Transporter's FERC Gas Tariff, notwithstanding the fact that Shipper would otherwise be ineligible for this right under Section 22.2.

Date: March 20, 2003	Contract No.: 109022

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective Officers or Representatives there unto duly authorized to be effective as of the date stated above.

SHIPPER: NORTH SHORE GAS COMPANY
By:	/s/ William E. Morrow
Title:	Executive Vice President
Date:	March 28, 2003

TRANSPORTER: ANR PIPELINE COMPANY
By:	/s/ Joseph E. Pollard
Title:	Agent and Attorney-in-Fact
Date:	4/8/03

PRIMARY ROUTE EXHIBIT		Contract No:		109022
To Agreement Between		Rate Schedule:		FTS-1
ANR PIPELINE COMPANY (Transporter)		Contract Date:		March 20, 2003
AND NORTH SHORE GAS COMPANY (Shipper)		Amendment Date:

Receipt	Delivery	Annual	Winter	Summer
Location	Location	MDQ	MDQ	MDQ
Name	Name	(DTH)	(DTH)	(DTH)

153808	261574	0	20000	0
ANRPL STORAGE FACILITIES	PARIS - NORTH SHORE
FROM: November 01, 2005	TO: March 31, 2006

153808	261574	0	0	0
ANRPL STORAGE FACILITIES	PARIS - NORTH SHORE
FROM: April 01, 2005	TO: October 31, 2005

153808	261574	0	20000	0
ANRPL STORAGE FACILITIES	PARIS - NORTH SHORE
FROM: November 01, 2004	TO: March 31, 2005

153808	261574	0	0	0
ANRPL STORAGE FACILITIES	PARIS - NORTH SHORE
FROM: April 01, 2004	TO: October 31, 2004

153808	261574	0	20000	0
ANRPL STORAGE FACILITIES	PARIS - NORTH SHORE
FROM: November 01, 2003	TO: March 31, 2004

153808	261574	0	0	0
ANRPL STORAGE FACILITIES	PARIS - NORTH SHORE
FROM: April 01, 2003	TO: October 31, 2003

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